UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   January 9, 2001

                         CAPITAL AUTO RECEIVABLES, INC.
             =======================================================
             (Exact name of registrant as specified in its charter)

         Delaware                       333-06039                38-3082892
===============================        ===========          ===================
(State or other jurisdiction of        Commission           (I.R.S. Employer
incorporation or organization)         File Number          Identification No.)


Corporation Trust Center

1209 Orange Street, Wilmington, DE                               19801
=====================================                          ==========
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             302-658-7581
                                                               ============

Items 1-4.          Not Applicable.

Item 5.             Other Events

                            On  January 8, the  registrant  made
                            available to prospective investors a
                            series  term sheet  setting  forth a
                            description of the  collateral  pool
                            and the proposed structure.  Capital
                            Auto Receivables  Asset Trust 2001-1
                            will issue the following:  Class A-1
                            _____%  Asset  Backed  Notes  in the
                            Aggregate    Principal   Amount   of
                            $617,000,000, Class A-2 _____% Asset
                            Backed   Notes   in  the   Aggregate
                            Principal  Amount  of  $526,000,000,
                            Class A-3 _____%  Asset Backed Notes
                            in the Aggregate Principal Amount of
                            $429,000,000,   Class  A-4  Floating
                            Rate  Asset   Backed  Notes  in  the
                            Aggregate    Principal   Amount   of
                            $471,000,000,   Class  A-5  Floating
                            Rate  Asset   Backed  Notes  in  the
                            Aggregate    Principal   Amount   of
                            $250,610,000,    a   Floating   Rate
                            Initial  Variable Pay Revolving Note
                            in the Aggregate Principal Amount of
                            $693,000,000  and ____% Asset Backed
                            Certificates   with   an   aggregate
                            initial   Certificate   Balance   of
                            $92,369,302.59.  Only the  Class A-2
                            Notes,  the  Class  A-3  Notes,  the
                            Class  A-4  Notes,   the  Class  A-5
                            Notes,   and  the  Certificates  are
                            being offered for sale. Capital Auto
                            Receivables,    Inc.   will   retain
                            Certificates    with   an    initial
                            Certificate  balance of $924,302.59.
                            The term sheet is attached hereto as
                            Exhibit 99.

Item 6.             Not applicable.

Item 7.             Exhibits.

Exhibit 99. The following is filed as an Exhibit to this Report under Exhibit 99.

                    Series Term Sheet dated January 8, 2001 with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class A-5, the Initial Variable Pay Revolving Note and the Asset Backed Certificates of Capital Auto Receivables, Asset Trust 2001-1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL AUTO RECEIVABLES, INC.
                                        ========================================
                                                 (Registrant)

                                        s/ WILLIAM F. MUIR
                                        ========================================
Dated: January 9, 2001                  William F. Muir, Chairman of the Board



                                        s/ JOHN D. FINNEGAN
                                        ========================================
Dated: January 9, 2001                  John D. Finnegan, President and Director